EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Evan Levine, Chief Executive Officer, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ProBility Media Corporation Form 10-Q for the period ended January 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities & Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents in all material respects the financial condition and results of operations of ProBility Media Corp. at the dates and the periods indicated.

Date:  June 6, 2018

By /s/ Evan Levine
Evan Levine
Chief Executive Officer
(Principal Executive Officer)